                               BORROWING REQUEST


Credit Suisse First Boston, as Administrative Agent for the Lenders,
Eleven Madison Avenue
New York, NY 10010

Attention of: Julia Kingsbury
                                                                   July 26, 2000

Ladies and Gentlemen:

     The undersigned refers to the Commitment Letter dated May 30, 2000 among APPLIED POWER INC., a Wisconsin corporation (doing business as Actuant Corporation) (the "Borrower"), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), FIRST UNION NATIONAL BANK and ING (U.S.) CAPITAL LLC (the "Commitment Letter") and the Credit Agreement to be entered into in connection therewith (substantially in the form delivered to you and us on the date hereof, the "Credit Agreement"). Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)  Date of Borrowing
          (which is a Business Day)                        August 1, 2000

(B)  Principal Amount of
          Borrowing/1/                                    Euros 31,866,000
                                                          ----------------

(C)  Type of borrowing and interest rate basis/2/
                                                           Tranche A Term
                                                           --------------

                                                       Eurocurrency Borrowing
                                                       ----------------------
(D)  Interest Period and the last
          day thereof/3/                                         30 Day
                                                                 ------
(E) Funds are requested to be disbursed to the Borrower's account with Bank One N.A. Frankfurt (Account No. 100-4247EUR5001FRBR)

     Swift Address: FNBCBEFX

     Account Name: Bank One NA, Chicago

     Reference: FX

________________________
/1/ Must be an amount that is at least $5,000,000 (or the Alternative Currency Equivalent thereof) and an integral multiple of $1,000,000 (or the Alternative Currency Equivalent thereof) or equal to the remaining available balance of the applicable Commitments.

/2/ Specify (a) Tranche A Term Borrowing (and the amounts of each currency applicable to such Borrowing), Tranche B Term Borrowing or Revolving Credit Borrowing and (b) Eurodollar Borrowing or ABR Borrowing.

/3/ Which shall be subject to the definition of "Interest Period" in the Credit Agreement.

     The Borrower hereby represents and warrants that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement shall have been satisfied as of the date of the Borrowing.

     The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurocurrency Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any LIBOR Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurocurrency Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurocurrency Loan to be made by such Lender (including any LIBOR Loan to be made pursuant to a conversion or continuation under Section 2.10 of the Credit Agreement) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurocurrency Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over
(ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this paragraph shall be delivered to the Borrower and shall be conclusive absent manifest error.

                              Applied Power Inc.
                                    (doing) business as Actuant Corporation)



                              By: _______________________________________
                                  Name: Andrew G. Lampereur
                                  Title: Vice President, Actuant Finance Leader

                               BORROWING REQUEST

    Credit Suisse First Boston, as Administrative Agent for
    the Lenders,
    Eleven Madison Avenue
    New York, NY  10010

    Attention of: Julia Kingsbury
                                                                   July 26, 2000

    Ladies and Gentlemen:

          The undersigned refers to the Commitment Letter dated May 30, 2000 among APPLIED POWER INC., a
    Wisconsin corporation (doing business as Actuant Corporation) (the "Borrower"), CREDIT SUISSE FIRST BOSTON,
    a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), FIRST UNION
    NATIONAL BANK and ING (U.S.) CAPITAL LLC (the "Commitment Letter") and the Credit Agreement to
    be entered into in connection therewith (substantially in the form delivered to you and us on the date hereof, the
    "Credit Agreement"). Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit
    Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:


    (A)  Date of Borrowing
              (which is a Business Day)                                              August 1, 2000

    (B)  Principal Amount of
              Borrowing/1/                                                        U.S. $ 75,000,000.00
                                                                                  --------------------
                                                                        (Seventy Five Million U.S. Dollars)
    (C)  Type of borrowing and interest rate basis/2/
                                                                                Tranche A Term Borrowing
                                                                                ------------------------
    (D)  Interest Period and the last
              day thereof/3/                                                          90 Day LIBOR
                                                                                      ------------
    (E)  Funds are requested to be disbursed to the Borrower's account with
          Bank One (Account No. 10-61597)

_________________________________
    1 Must be an amount that is at least $5,000,000 (or the Alternative Currency Equivalent thereof) and an integral multiple of $1,000,000 (or the Alternative Currency Equivalent thereof) or equal to the remaining available balance of the applicable Commitments.

    2 Specify (a) Tranche A Term Borrowing (and the amounts of each currency applicable to such Borrowing), Tranche B Term Borrowing or Revolving Credit Borrowing and (b) Eurodollar Borrowing or ABR Borrowing.

    3 Which shall be subject to the definition of "Interest Period" in the Credit Agreement.

        The Borrower hereby represents and warrants that the conditions to lending specified in Section 4.01(b)
        and (c) of the Credit Agreement shall have been satisfied as of the date of the Borrowing.

        The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurocurrency Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any LIBOR Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurocurrency Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurocurrency Loan to be made by such Lender (including any LIBOR Loan to be made pursuant to a conversion or continuation under Section
        2.10 of the Credit Agreement) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurocurrency Loan that is the subject of such Breakage Event the period from the date of such
        Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over
        (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this paragraph shall be delivered to the Borrower and shall be conclusive absent manifest error.

                                                               Applied Power Inc.
                                                                       (doing business as Actuant Corporation)



                                                               By:   _____________________________________________________
                                                                     Name:  Andrew G. Lampereur
                                                                     Title:  Vice President, Actuant Finance Leader


                               BORROWING REQUEST

Credit Suisse First Boston, as Administrative Agent for
the Lenders,
Eleven Madison Avenue
New York, NY  10010

Attention of: Julia Kingsbury
                                                                   July 26, 2000

Ladies and Gentlemen:

     The undersigned refers to the Commitment Letter dated May 30, 2000 among APPLIED POWER INC., a Wisconsin corporation (doing business as Actuant Corporation) (the "Borrower"), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), FIRST UNION NATIONAL BANK and ING (U.S.) CAPITAL LLC (the "Commitment Letter") and the Credit Agreement to be entered into in connection therewith (substantially in the form delivered to you and us on the date hereof, the "Credit Agreement"). Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)  Date of Borrowing
          (which is a Business Day)                                     August 1, 2000

(B)  Principal Amount of
          Borrowing/1/                                              U.S. $10,000,000.00
                                                                    -------------------
                                                                 (Ten Million U.S. Dollars)
(C)  Type of borrowing and interest rate basis/2/
                                                                  Tranche A Term Borrowing
                                                                  ------------------------
(D)  Interest Period and the last
          day thereof/3/                                                30 Day LIBOR
                                                                        ------------
(E)  Funds are requested to be disbursed to the Borrower's account with
     Bank One (Account No.   10-61597)

___________________________________________
/1/ Must be an amount that is at least $5,000,000 (or the Alternative Currency Equivalent thereof) and an integral multiple of $1,000,000 (or the Alternative Currency Equivalent thereof) or equal to the remaining available balance of the applicable Commitments.

/2/ Specify (a) Tranche A Term Borrowing (and the amounts of each currency applicable to such Borrowing), Tranche B Term Borrowing or Revolving Credit Borrowing and (b) Eurodollar Borrowing or ABR Borrowing.

/3/ Which shall be subject to the definition of "Interest Period" in the Credit Agreement.

     The Borrower hereby represents and warrants that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement shall have been satisfied as of the date of the Borrowing.

     The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurocurrency Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any LIBOR Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurocurrency Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurocurrency Loan to be made by such Lender (including any LIBOR Loan to be made pursuant to a conversion or continuation under Section 2.10 of the Credit Agreement) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurocurrency Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over
(ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this paragraph shall be delivered to the Borrower and shall be conclusive absent manifest error.

                            Applied Power Inc.
                                  (doing business as Actuant Corporation)



                            By:   ______________________________________________
                                  Name:  Andrew G. Lampereur
                                  Title:  Vice President, Actuant Finance Leader

                               BORROWING REQUEST
                               -----------------

Credit Suisse First Boston, as Administrative Agent for the Lenders,
Eleven Madison Avenue
New York, NY 10010

Attention of: Julia Kingsbury
                                                                   July 26, 2000

Ladies and Gentlemen:

     The undersigned refers to the Commitment Letter dated May 30, 2000 among APPLIED POWER INC., a Wisconsin corporation (doing business as Actuant Corporation) (the "Borrower"), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), FIRST UNION NATIONAL BANK and ING (U.S.) CAPITAL LLC (the "Commitment Letter") and the Credit Agreement to be entered into in connection therewith (substantially in the form delivered to you and us on the date hereof, the "Credit Agreement"). Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:


(A)  Date of Borrowing
          (which is a Business Day)                            August 1, 2000

(B)  Principal Amount of
          Borrowing/1/                                     U.S. $ 115,000,000.00
                                                           ---------------------
                                                      (One Hundred Fifteen Million U.S.
                                                                 Dollars)
(C)  Type of borrowing and interest rate basis/2/
                                                             Tranche B Term Borrowing
                                                             ------------------------
(D)  Interest Period and the last
          day thereof/3/                                               90 Day
                                                                       ------

(E) Funds are requested to be disbursed to the Borrower's account with Bank One (Account No. 10-61597)




_______________________________________
/1/ Must be an amount that is at least $5,000,000 (or the Alternative Currency Equivalent thereof) and an integral multiple of $1,000,000 (or the Alternative Currency Equivalent thereof) or equal to the remaining available balance of the applicable Commitments.

/2/ Specify (a) Tranche A Term Borrowing (and the amounts of each currency applicable to such Borrowing), Tranche B Term Borrowing or Revolving Credit Borrowing and (b) Eurodollar Borrowing or ABR Borrowing.

/3/ Which shall be subject to the definition of "Interest Period" in the Credit Agreement.

     The Borrower hereby represents and warrants that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement shall have been satisfied as of the date of the Borrowing.

     The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurocurrency Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any LIBOR Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurocurrency Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurocurrency Loan to be made by such Lender (including any LIBOR Loan to be made pursuant to a conversion or continuation under Section 2.10 of the Credit Agreement) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurocurrency Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over
(ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this paragraph shall be delivered to the Borrower and shall be conclusive absent manifest error.

                         Applied Power Inc.
                                 (doing business as Actuant Corporation)


                         By: _________________________________________
                             Name:  Andrew G. Lampereur
                             Title:  Vice President, Actuant Finance Leader

                               BORROWING REQUEST
                               -----------------

Credit Suisse First Boston, as Administrative Agent for
the Lenders,
Eleven Madison Avenue
New York, NY  10010

Attention of: Julia Kingsbury
                                                                   July 26, 2000

Ladies and Gentlemen:

     The undersigned refers to the Commitment Letter dated May 30, 2000 among APPLIED POWER INC., a Wisconsin corporation (doing business as Actuant Corporation) (the "Borrower"), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), FIRST UNION NATIONAL BANK and ING (U.S.) CAPITAL LLC (the "Commitment Letter") and the Credit Agreement to be entered into in connection therewith (substantially in the form delivered to you and us on the date hereof, the "Credit Agreement"). Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:


(A)  Date of Borrowing
          (which is a Business Day)                August 1, 2000

(B)  Principal Amount of
          Borrowing/1/                          U.S. $ 10,000,000.00
                                                --------------------
                                             (Ten Million U.S. Dollars)

(C)  Type of borrowing and interest rate basis/2/
                                              Tranche B Term Borrowing
                                              ------------------------
(D)  Interest Period and the last
          day thereof/3/                               30 Day
                                                       ------

(E) Funds are requested to be disbursed to the Borrower's account with Bank One (Account No. 10-61597)





_______________________________________
/1/ Must be an amount that is at least $5,000,000 (or the Alternative Currency Equivalent thereof) and an integral multiple of $1,000,000 (or the Alternative Currency Equivalent thereof) or equal to the remaining available balance of the applicable Commitments.

/2/ Specify (a) Tranche A Term Borrowing (and the amounts of each currency applicable to such Borrowing), Tranche B Term Borrowing or Revolving Credit Borrowing and (b) Eurodollar Borrowing or ABR Borrowing.

/3/ Which shall be subject to the definition of "Interest Period" in the Credit Agreement.

     The Borrower hereby represents and warrants that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement shall have been satisfied as of the date of the Borrowing.

     The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurocurrency Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any LIBOR Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurocurrency Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurocurrency Loan to be made by such Lender (including any LIBOR Loan to be made pursuant to a conversion or continuation under Section 2.10 of the Credit Agreement) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurocurrency Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over
(ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this paragraph shall be delivered to the Borrower and shall be conclusive absent manifest error.

                         Applied Power Inc.
                                 (doing business as Actuant Corporation)


                         By: ___________________________________________________
                             Name:  Andrew G. Lampereur
                             Title:  Vice President, Actuant Finance Leader

                                                                       EXHIBIT A
CREDIT  FIRST
SUISSE  BOSTON

               ADMINISTRATIVE QUESTIONNAIRE-ACTUANT CORPORATION

--------------------------------------------------------------------------------------------------------------------

 Lending Institution: ____________________________________________________________________________________

 Name for Signature Pages:________________________________________________________________________________
                               Will sign Credit Agreement: [_]
                               Will come via Assignment: [_]  Number of Days post Closing: _______________

 Name of Signature Blocks: _______________________________________________________________________________

 Name for Publicity:       _______________________________________________________________________________

 Address:                  _______________________________________________________________________________

 Main Telephone:           ____________________________________ Telex No./Answer back:
                           ____________________________________

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

  CONTACT-Credit              Name: ______________________________________________________________________
                           Address: ______________________________________________________________________
                                    ______________________________________________________________________
                         Telephone: ______________________________________________________________________
                               Fax: ______________________________________________________________________

  CONTACT-Operations          Name: ______________________________________________________________________
                           Address: ______________________________________________________________________
                                    ______________________________________________________________________
                         Telephone: ______________________________________________________________________
                               Fax: ______________________________________________________________________

--------------------------------------------------------------------------------------------------------------------
 PAYMENT INSTRUCTIONS
--------------------------------------------------------------------------------------------------------------------

 Bank Name:              _________________________________________________________________________________
 ABA/Routing No.         _________________________________________________________________________________
 Account Name            _________________________________________________________________________________
 Account No.             _________________________________________________________________________________
 For further credit:     _________________________________________________________________________________
 Account No.             _________________________________________________________________________________
 Attention:              _________________________________________________________________________________
 Reference:              _________________________________________________________________________________

--------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE FIRST BOSTON ADMINISTRATIVE DETAILS
--------------------------------------------------------------------------------------------------------------------

 CREDIT SUISSE FIRST BOSTON               Account Administrator                 Secondary Contact
                                          ---------------------                 -----------------
 11 Madison Avenue
 New York, NY 10010                       Tel: (212) 325-                       Tel: (212) 325-
 Main Telephone: (212) 325-9000           Fax: (212) 325-                       Fax: (212) 325-

 Wire Instructions:                       The Agent's wire instructions will be disclosed at the time of closing.

                        Rider: New York Stock Perfection


          After giving effect to the delivery of the certificates representing
(i) the Pledged Shares (as defined in the Security Agreement) listed on Schedule
                                                                        --------
1.1(d) to the Security Agreement, together with undated stock powers, duly
------
endorsed in blank and (ii) the Pledged Interests (as defined in the Security Agreement) listed on Schedule 1.1(c) to the Security Agreement, together with
                     ---------------
undated Interest powers, duly endorsed in blank, and assuming the continued possession and control by the Collateral Agent of such Pledged Shares and Pledged Interests in the State of New York, the security interests created in favor of the Collateral Agent under the Security Agreement constitutes a valid and perfected security interest in such Pledged Shares and Pledged Interests in favor of the Collateral Agent, and no filings or recordings in the State of New York are required to perfect (or maintain perfection of) such security interests.